UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  January 25, 2010

MESA ENERGY HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

Delaware	333-149338	98-0506246
(State or Other Jurisdiction	(Commission File	(I.R.S. Employer
of Incorporation)	Number)	Identification Number)

5220 Spring Valley Road
Suite 525
Dallas, TX  75254
(Address of principal executive offices, including zip code)

(972) 490-9595
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

Effective January 25, 2010, Mesa Energy Holdings, Inc. (the “Company”) completed its final closing of a private placement offering (the “PPO”) of its two year, 10% secured convertible promissory notes (the “Convertible Notes”).

The Company completed its initial closing (the “Initial Closing”) of the PPO on August, 31, 20091, for $500,000 in principal amount of the Convertible Notes, and subsequent closings (the “Additional Closings”) on October 19, 2009, for $250,000, on November 4, 2009, for $250,000, on November 11, 2009, for $100,000, on November 13, 2009, for $100,000, on November 25, 2009, for $80,000, on January 15, 2010, for $615,000, and on January 25, 2009, for $50,000, for an aggregate gross amount (including the Initial Closing) of $1,945,000.  The Company paid a one percent (1%) cash placement agent fee to Gottbetter Capital markets, LLC, a registered broker-dealer (“GCM”), in connection with the sale of the Convertible Notes in the Additional Closings. The Company also paid GCM an additional seven percent (7%) cash placement agent fee on $590,000 principal amount of the Convertible Notes sold in the January 15, 2010 closing and on the $80,000 principal amount of the Convertible Notes sold in the January 25, 2010 closing.  The Company did not pay any placement agent fees in connection with the Initial Closing.

Additionally, on November 6, 2009, a private investor holding a 12% convertible note of Mesa Energy, Inc., a wholly owned subsidiary of the Company, in the principal amount of $250,000 exchanged that note for $250,000 principal amount of the Convertible Notes under the terms of the PPO.  No placement agent fees were paid in connection with this exchange.

The Convertible Notes were offered and sold in the PPO pursuant to the exemption from the registration requirements of the U.S. federal securities laws provided by Regulation D and Regulation S promulgated under the Securities Act of 1933, as amended (the “Securities Act”), and Section 4(2) of the Securities Act.

The Convertible Notes issued in the PPO bear interest at 10% per annum, payable semi-annually on December 31 and June 30 in each year.  Interest will be paid in shares of the common stock, $0.0001 par value per share (the “Common Stock”), of the Company valued for this purpose at 90% of the volume weighted average price of the Common Stock for the ten trading days preceding but not including the relevant interest payment date.

 The Company has the right to redeem in cash any or all of the outstanding Convertible Notes (in an amount not less than $100,000 or the entire outstanding balance if less than $100,000) at any time prior to their maturity, upon fifteen (15) business days prior written notice at one hundred ten percent (100%) of the principal amount to be redeemed plus the amount of any accrued but unpaid interest.

_____________________
1 As more fully discussed in the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on September 3, 2009.

Holders of Convertible Notes are entitled, at their option, to convert all or any part of the principal amount of the Convertible Notes into shares of Common Stock at a conversion price of $0.25 per share, subject to adjustment in certain circumstances.  The Convertible Notes contain a standard “blocker” provision so that no holder shall have the right to convert any portion of its Convertible Notes to the extent that, after giving effect to such conversion, the holder and its affiliates would beneficially own in excess of 4.99% of the number of shares of Common Stock outstanding immediately after giving effect to such conversion.  By written notice to the Company, a holder may increase or decrease such percentage to any other percentage, provided that any such increase will not be effective until the sixty-first (61st) day after such notice is delivered and such percentage will not, in any event, exceed 9.99%.

The Company has agreed to file a registration statement with the SEC on Form S-1, or such other form as shall be available, to register for resale the shares of Common Stock issuable upon conversion of the Convertible Notes and to use reasonably commercial efforts to cause such registration statement to be declared effective within 270 days of the Initial Closing date (the “Effectiveness Deadline”).  In the event of the Company’s failure to satisfy the Effectiveness Deadline or to maintain the effectiveness of the registration statement, as required, the Company has agreed, under certain circumstances, to pay partial liquidated damages to the holders of the Convertible Notes.  The Company is obligated to keep the registration statement “Evergreen” for the life of the Convertible Notes or until Rule 144 under the Securities Act is available to the holders, whichever is later.

The Convertible Notes are secured by a first lien on substantially all of the assets of the Company.

So long as any Convertible Notes remain outstanding, the Company may not:

●
grant or allow any security interest to be taken in any assets of the Company or its subsidiaries; or issue any debt, equity or other instrument which would give the holder thereof a right in any assets of the Company or its subsidiaries or any right to payment equal to or superior to any right of the holders of the Convertible Notes, or issue or incur any debt not in the ordinary course of business;

●
create, assume or permit to exist any lien on any property or assets (including stock or other securities of the Company) now owned or hereafter acquired by it, except certain purchase price financing in real property or equipment and certain other customary exceptions;

●	amend its certificate of incorporation, bylaws or its charter documents so as to materially and adversely affect any rights of the holders of the Convertible Notes;

●
repay, repurchase or otherwise acquire or make any dividend or distribution in respect of any of its Common Stock, preferred stock, or other equity securities other than to the extent permitted or required with respect to the Convertible Notes;

●
engage in any transactions with any officer, director, employee or any affiliate of the Company, including any contract, agreement or other arrangement providing for the furnishing of services to or by, providing for rental of real or personal property to or from, or otherwise requiring payments to or from any officer, director or such employee, in each case in excess of $100,000, except for payment of salary, or fees for services rendered, reimbursement for expenses incurred on behalf of the Company, and for other employee benefits; or

●
prepay or redeem any financing related debt or past due obligations or securities outstanding as of the Closing Date, or past due obligations, except with respect to vendor obligations or any such obligations which must be repaid to avoid disruption of the Company’s businesses.

This PPO financing will enable the Company to begin to explore and develop its Java Field, Marcellus shale natural gas project located in western New York.

Item 8.01.  Other Events

Pursuant to a vote of its Board of Directors (the “Board”), the Company has established an advisory board (the “Advisory Board”) whose function is to advise and make non-binding recommendations to the Board with respect to matters within the areas of expertise of the Advisory Board’s members, including, but not limited to, the ongoing monitoring of federal and New York state governmental issues that affect or have the potential to affect the Company’s oil and gas development and production operations.  The Company has appointed three initial members to the Advisory Board - Hon. George E. Pataki, Chairman, Jeffrey A. Chadwick and Arthur J. Pyron.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Mesa Energy Holdings, Inc.

Dated: January 28, 2010	By:	/s/ Randy M. Griffin
Name: Randy M. Griffin
Title: Chief Executive Officer